UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

September 29, 2021

BENSON HILL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39835	85-3374823
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 N. Warson Rd.

St. Louis, Missouri 63132

(Address of Principal Executive Offices) (Zip Code)

314-222-8218

(Registrant’s telephone number, including area code)

Star Peak Corp II

1603 Orrington Avenue, 13th Floor

Evanston, Illinois 60201

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	BHIL	New York Stock Exchange
Warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share	BHIL WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On September 29, 2021 (the “Closing Date”), Benson Hill, Inc., a Delaware corporation (formerly known as Star Peak Corp II) (prior to the Effective Time (as defined below), “STPC” and after the Effective Time, “New Benson Hill”), consummated the previously announced merger (the “Closing”) pursuant to that certain Agreement and Plan of Merger, dated May 8, 2021 (the “Merger Agreement”), by and among STPC, STPC Merger Sub Corp., a Delaware corporation and wholly-owned subsidiary of STPC (“Merger Sub”), and Benson Hill, Inc., a Delaware corporation (“Benson Hill”).

Pursuant to the terms of the Merger Agreement, a business combination between STPC and Benson Hill was effected on September 29, 2021 through the merger of Merger Sub with and into Benson Hill, with Benson Hill surviving the transaction as a wholly-owned subsidiary of New Benson Hill (the “Merger”). At the effective time of the Merger (the “Effective Time”), each outstanding share of Benson Hill common stock, par value $0.0001 per share (the “Existing Benson Hill Common Stock”), including Existing Benson Hill Common Stock held by prior owners of Benson Hill preferred stock (in each case, other than shares owned by Benson Hill as treasury stock, dissenting shares and restricted shares) was canceled and converted into the right to receive the number of shares of New Benson Hill common stock, par value $0.0001 per share (“New Benson Hill Common Stock”), in a ratio equal to 1.0754. In addition, as of the Effective Time, each stock option to purchase shares of Existing Benson Hill Common Stock (each, a “Benson Hill Option”), whether vested or unvested, and each warrant issued by Benson Hill to purchase Existing Benson Hill Common Stock and/or Benson Hill preferred stock (each, a “Benson Hill Warrant”) that was outstanding immediately prior to the Effective Time was, by virtue of the occurrence of the Effective Time and without any action on the part of Benson Hill, STPC or any holder of Benson Hill equity thereof, assumed and converted into a New Benson Hill Option (as defined below) or a New Benson Hill Warrant (as defined below). Each Benson Hill Option was converted into an option to purchase a number of shares of New Benson Hill Common Stock equal to the number of shares of Existing Benson Hill Common Stock subject to such Benson Hill Option immediately prior to the Effective Time multiplied by 1.0754 (rounded down to the nearest whole share) and at an exercise price per share of New Benson Hill Common Stock equal to the exercise price per share of Existing Benson Hill Common Stock subject to such Benson Hill Option divided by 1.0754 (rounded up to the nearest whole cent) (each, a “New Benson Hill Option”). Each Benson Hill Warrant was converted into a warrant to purchase a number of shares of New Benson Hill Common Stock equal to the number of shares of Existing Benson Hill Common Stock subject to such Benson Hill Warrant immediately prior to the Effective Time multiplied by 1.0754 (rounded down to the nearest whole share) and at an exercise price per share of New Benson Hill Common Stock equal to the exercise price per share of Existing Benson Hill Common Stock subject to such Benson Hill Warrant divided by 1.0754 (rounded up to the nearest whole cent).

The material provisions of the Merger Agreement are described in STPC’s definitive proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on September 2, 2021 (as amended, the “Proxy Statement/ Prospectus”) in the section entitled “The Merger Agreement” beginning on page 172, which is incorporated by reference herein.

On May 8, 2021, certain purchasers (each, a “Subscriber”) agreed to purchase from STPC, substantially concurrently with the consummation of the Merger, an aggregate of 22,500,000 shares of New Benson Hill Common Stock (the “PIPE Shares”), for a purchase price of $10.00 per share and an aggregate purchase price of $225,000,000, pursuant to separate subscription agreements entered into and effective as of May 8, 2021 (each, a “PIPE Agreement”). Pursuant to the PIPE Agreements, STPC gave certain registration rights to the Subscribers with respect to the PIPE Shares. The sale of the PIPE Shares was consummated concurrently with the Closing.

A description of the PIPE Agreements is included in the Proxy Statement/Prospectus in the section entitled “Other Agreements—Subscription Agreements” beginning on page 189, which is incorporated herein by reference.

In connection with the Closing, the registrant changed its name from Star Peak Corp II to Benson Hill, Inc.

The foregoing description of each of the Merger Agreement and the PIPE Agreements is a summary only and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1, and the PIPE Agreements, a copy of the form of which is attached hereto as Exhibit 10.1, each of which is incorporated herein by reference.

Item 1.01 Entry into a Material Definitive Agreement

Earn Out Shares Escrow Agreement

In connection with the consummation of the Merger, New Benson Hill entered into an earnout escrow agreement (the “Escrow Agreement”) with Shareholder Representative Services LLC and the escrow agent, which provides that approximately 17,738,876 restricted shares of New Benson Hill Common Stock be held in escrow until, and vest upon, the achievement of certain earn-out thresholds prior to the third anniversary of the Closing (the “Earn Out Shares”). Pursuant to the terms of the Escrow Agreement, (i) one-half of the Earn Out Shares will vest if the dollar volume-weighted average closing price of the New Benson Hill Common Stock is greater than or equal to $14.00 over any 20 trading days within any 30 consecutive trading day period and (ii) one-half of the Earn Out Shares will vest if the dollar volume-weighted average closing price of the New Benson Hill Common Stock is greater than or equal to $16.00 over any 20 trading days within any 30 consecutive trading day period, in each case, prior to the expiry of the 36-month period following the Closing (the “Earn Out Period”). If the Earn Out Shares have not vested by the end of the Earn Out Period, such shares shall be released by the escrow agent to New Benson Hill for cancellation.

The material terms of the Escrow Agreement are described in the Proxy Statement/Prospectus in the section entitled “Other Agreements—Earn Out Shares Escrow Agreement” beginning on page 190.

The foregoing description of the Escrow Agreement is qualified in its entirety by the full text of the Escrow Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Investor Rights Agreement

In connection with the consummation of the transactions contemplated by the Merger Agreement (the “Transactions”), on the Closing Date, Star Peak Sponsor II LLC, a Delaware limited liability company (the "Sponsor"), the holders of the shares of STPC Class B common stock, par value $0.0001 per share (the “Founder Shares”), initially purchased by the Sponsor in a private placement and a subsequent stock split prior to Star Peak Corp II’s initial public offering, and the shares of New Benson Hill Common Stock issued upon the conversion thereof, and certain other holders of New Benson Hill Common Stock (collectively, the “IRA Parties”), entered into that certain Investor Rights Agreement (the “IRA”). In accordance with the IRA, the IRA Parties and their permitted transferees are entitled to, among other things, customary registration rights, including demand, piggy-back and shelf registration rights. The IRA also provides that New Benson Hill will pay certain expenses relating to such registrations and indemnify the registration rights holders against (or make contributions in respect of) certain liabilities which may arise under the Securities Act of 1933, as amended (the “Securities Act”). Pursuant to the terms of the IRA, the Sponsor has the ability to nominate two directors (the “Investor Directors”) to the New Benson Hill board of directors (the “Board”). In the event that an Investor Director no longer serves on the Board due to such director’s death, disability, retirement, removal or resignation, until the third anniversary of the Closing and pursuant to the terms and conditions of the IRA, the Sponsor may designate a new individual to fill the vacancy.

The material terms of the IRA are described in the Proxy Statement/Prospectus in the section entitled “Other Agreements—Investor Rights Agreement” beginning on page 190.

The foregoing description of the IRA is qualified in its entirety by the full text of the IRA, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Lock-Up Agreements

In connection with the consummation of the Transactions, members of Benson Hill management and certain holders of Existing Benson Hill Common Stock and Benson Hill preferred stock (including any securities convertible into Existing Benson Hill Common Stock or Benson Hill preferred stock) (the “Lock-Up Parties”) have each entered into a lock-up agreement (collectively, the “Lock-Up Agreements”), pursuant to which the Lock-Up Parties will not be able to transfer shares beneficially owned or otherwise held by them for a period of six (6) months after the Closing Date, subject to certain customary exceptions. Parties thereto are encouraged to read the form of the Lock-Up Agreement in its entirety.

The foregoing description of the Lock-Up Agreements is qualified in its entirety by the full text of the Lock-Up Agreements, a copy of the form of which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Indemnification Agreements

In connection with the consummation of the Transactions, on the Closing Date, New Benson Hill entered into indemnification agreements with each of its directors and executive officers (the “Indemnification Agreements”).

Each Indemnification Agreement provides for indemnification and advancements by New Benson Hill of certain expenses and costs relating to claims, suits or proceedings arising from his or her service to New Benson Hill, or, at New Benson Hill’s request, service to other entities, as officers or directors to the maximum extent permitted by applicable law.

The foregoing description of the Indemnification Agreements is qualified in its entirety by the full text of each of the Indemnification Agreements, a copy of the form of which is attached hereto as Exhibit 10.10 and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference.

Each of the stockholder proposals included in the Proxy Statement/Prospectus was approved by STPC’s stockholders at a special meeting of STPC’s stockholders held on September 28, 2021 (the “Special Meeting”). The Merger was completed on September 29, 2021.

In connection with the consummation of the Merger, all of the 10,062,500 outstanding shares of Founder Shares (including 1,996,500 Sponsor Earn Out Shares) were converted into shares of New Benson Hill Common Stock on a one-for-one basis.

Pursuant to the Merger Agreement, at the Closing, holders of the outstanding shares of Existing Benson Hill Common Stock, including Existing Benson Hill Common Stock held by prior owners of Benson Hill preferred stock (other than shares owned by Benson Hill as treasury stock and dissenting shares) received their pro rata share of approximately 118,271,771 shares of New Benson Hill Common Stock (as further described in the section entitled “The Merger Agreement” on page 172 of the Proxy Statement/Prospectus). Pursuant to the Merger Agreement, at the Closing, holders of the outstanding Benson Hill Options and Benson Hill Warrants received New Benson Hill Options and New Benson Hill Warrants, respectively.

As of the Closing Date and following the completion of the Merger and the sale of the PIPE Shares, New Benson Hill had the following outstanding securities:

●	approximately 118,271,771 shares of New Benson Hill Common Stock;
●	approximately 12,529,095 New Benson Hill Options;
●	approximately 10,062,500 public warrants and 6,553,454 private placement warrants, each exercisable for one share of New Benson Hill Common Stock at a price of $11.50 per share; and
●	2 New Benson Hill Warrants, exercisable for approximately 1,157,800 shares of New Benson Hill Common Stock at a price of $3.43 per share, and 1 New Benson Hill Warrant, exercisable for approximately 241,942 shares of New Benson Hill Common Stock at a price of $9.30 per share.

FORM 10 INFORMATION

Prior to the Closing, STPC was a shell company (as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with no operations, formed as a vehicle to effect a business combination with one or more operating businesses. After the Closing, New Benson Hill became a holding company whose only assets consist of equity interests in Benson Hill.

Cautionary Note Regarding Forward-Looking Statements

New Benson Hill makes forward-looking statements in this Current Report on Form 8-K. All statements, other than statements of present or historical fact included in or incorporated by reference in this Current Report on Form 8-K, regarding New Benson Hill’s future financial performance, as well as New Benson Hill’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this Current Report on Form 8-K, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. New Benson Hill cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of New Benson Hill, incident to its business.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing New Benson Hill’s views as of any subsequent date, and New Benson Hill does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, New Benson Hill’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

●	New Benson Hill’s ability to recognize the anticipated benefits of the Transactions;

●	the future financial performance of New Benson Hill following the Transactions;

●	risks related to disruption of management’s time from ongoing business operations due to the Transactions;

●	litigation, complaints, product liability claims and/or adverse publicity;

●	execution of its business strategy, including monetization of services provided and expansions in and into existing and new lines of business;

●	anticipation of the uncertainties inherent in the development of new business lines and business strategies;

●	compliance with laws and regulations applicable to its business, including laws and regulations related to data privacy and insurance operations;

●	the impact of the COVID-19 pandemic, and its effect on business, financial condition and results of operations of New Benson Hill; and

●	other risks and uncertainties set forth in the Proxy Statement/Prospectus in the section entitled “Risk Factors” beginning on page 25, which is incorporated herein by reference.

Business and Properties

The business and properties of STPC and Benson Hill prior to the Merger are described in the Proxy Statement/Prospectus in the sections entitled “Information About STPC” beginning on page 76 and “Information About Benson Hill” beginning on page 91, which are incorporated herein by reference.

Risk Factors

The risks associated with New Benson Hill’s business are described in the Proxy Statement/Prospectus in the section entitled “Risk Factors” beginning on page 25, which is incorporated herein by reference.

Financial Information

Selected Historical Financial Information

The selected historical financial information of Benson Hill as of and for the six months ended June 30, 2021 and as of and for the years ended December 31, 2020, 2019 and 2018, is included in the Proxy Statement/Prospectus in the section entitled “Selected Historical Consolidated Financial Information of Benson Hill” beginning on page 109, which is incorporated herein by reference.

The selected historical financial information of STPC as of and for the six months ended June 30, 2021, as of December 31, 2020 and for the period from October 8, 2020 (inception) through December 31, 2020 is included in the Proxy Statement/Prospectus in the section entitled “Selected Historical Financial Information of STPC” beginning on page 84, which is incorporated by reference.

Unaudited Pro Forma Combined Financial Information

The unaudited pro forma combined financial information of New Benson Hill as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020 is set forth in Exhibit 99.1 hereto and is incorporated by reference herein.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of the financial condition and results of operation prior to the Merger is included in the Quarterly Report on Form 10-Q filed by STPC on August 10, 2021 in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in the Proxy Statement/Prospectus in the section entitled “STPC’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 86, and in the Proxy Statement/Prospectus in the section entitled “Benson Hill’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 111, which are incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to New Benson Hill regarding the beneficial ownership of New Benson Hill’s common stock as of September 29, 2021, after giving effect to the Closing, by:

●	each person who is known by New Benson Hill to be the beneficial owner of more than five percent (5%) of the outstanding shares of any class of New Benson Hill’s common stock;

●	each current executive officer and director of New Benson Hill; and

●	all current executive officers and directors of New Benson Hill, as a group.

Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within sixty (60) days.

The beneficial ownership percentages set forth in the table below are based on 178,041,304 shares of New Benson Hill Common Stock issued and outstanding as of September 29, 2021 (the “Ownership Date”) which is comprised of the weighted average shares outstanding as of September 29, 2021 of 160,302,428 and the Earn Out Shares of 17,738,876.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned common stock.

Name and Address of Beneficial Owners(1)	Number of Shares of Common Stock Beneficially Owned	Percentage of Outstanding Common Stock
5% Stockholders:
Star Peak Sponsor II LLC	9,982,500	5.6%
Michael C. Morgan(2)(3)	10,282,500	5.8%
Eric Scheyer(2)	9,982,500	5.6%
Alec Litowitz(2)(4)	10,512,500	5.9%
GV(5)	17,047,583	9.6%
iSelect Fund Management, LLC(6)	12,888,971	7.2%
Michael Kime(6)	12,888,971	7.2%
Richard Imperiale(6)	12,888,971	7.2%
Carter Williams(6)	12,888,971	7.2%
Susan Slavik Williams(6)	12,888,971	7.2%
Argonautic Ventures(7)	11,402,218	6.4%
Chiu Wing Nga Rita(7)	11,402,218	6.4%
Prelude Fund, LP(8)	11,049,498	6.2%
Mark Cupta(8)	11,049,498	6.2%
Gabriel Kra(8)	11,049,498	6.2%
Tim Woodward(8)	11,049,498	6.2%
S2G Ventures(9)	10,041,765	5.6%
Lukas T. Walton(9)	10,041,765	5.6%
Mercury(10)	9,710,484	5.5%
Adrian Fortino(10)	9,710,484	5.5%
Blair Garrou(10)	9,710,484	5.5%
Aziz Gilani(10)	9,710,484	5.5%
Dan Watkins(10)	9,710,484	5.5%
Directors and Executive Officers:
Matthew Crisp(11)	5,379,911	3.0%
DeAnn Brunts(12)	64,518	*
Daniel Jacobi(13)	311,837	*
J. Stephan Dolezalek	-	*
Adrienne Elsner(14)	215,060	*
David Lee(15)	67,866	*
Craig Rohr	-	*
Molly Montgomery	-	*
Linda Whitley-Taylor(16)	64,518	*
Yevgeny Fundler	-	*
Jason Bull(17)	80,648	*
Bruce Bennett	-	*
All directors and executive officers as a group (13 individuals)	6,184,358	3.5%

*	Less than one percent

(1)	Unless otherwise noted, the business address of each of the executive officers and directors of New Benson Hill is c/o Benson Hill, Inc., 1001 N. Warson Rd., St. Louis, MO 63132. Unless otherwise noted, the business address of the Sponsor is c/o Star Peak Sponsor II LLC, 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201.

(2)	The Sponsor is the record holder of 9,982,500 of such shares including 1,996,500 Sponsor Earn Out Shares. The Sponsor Earn Out Shares are restricted and subject to forfeiture if certain earnout conditions described in the Merger Agreement are not satisfied. Sponsor has voting control over such Sponsor Earn Out Shares. Star Peak 19, LLC, Star Peak L LLC and Star Peak M LLC are the managing members of the Sponsor and as such, each of them has voting and investment discretion with respect to the shares of New Benson Hill Common Stock held of record by the Sponsor and may be deemed to have shared beneficial ownership of the New Benson Hill Common Stock held directly by the Sponsor. Eric Scheyer is the sole member of and controls Star Peak 19 LLC; Alec Litowitz is the sole member of and controls Star Peak L LLC; and Michael C. Morgan is the sole member of and controls Star Peak M LLC (each, a “Sponsor Controlling Entity”). The unanimous consent of each Sponsor Controlling Entity is required to make voting and dispositive decisions with respect to the securities held by the Sponsor. Accordingly, each of Messrs. Scheyer, Litowitz and Morgan is deemed to have or share beneficial ownership of the securities held directly by the Sponsor. Each such entity or person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(3)	Includes 300,000 PIPE Shares held by Portcullis Partners, LP. Michael C. Morgan serves as Manager of the general partner, Portcullis G.P., LLC, for, and he and his spouse indirectly hold interests in, Portcullis Partners, L.P.

(4)	Includes 90,000 PIPE Shares held by Magnetar Capital Master Fund Ltd. (“Magnetar”) and 440,000 PIPE Shares held by Astrum Partners LLC, Series XVI (“Astrum”). Alec Litowitz has voting and investment discretion with respect to certain securities held by Magnetar and Astrum and may be deemed to have beneficial ownership of such securities held directly by Magnetar and Astrum. Mr. Litowitz disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein..

(5)	Represents 17,047,583 shares of New Benson Hill Common Stock held by GV 2017 and GV 2019 as of the Ownership Date. Alphabet, Inc. is the ultimate and sole controlling entity of each of GV 2017 and GV 2019 and has advised New Benson Hill that no natural person or persons has sole or shared voting or investment power with respect to any shares held by GV 2017 and GV 2019. The address for GV is 1600 Amphitheatre Parkway, Mountain View, CA 94043.

(6)	Represents 12,888,971 shares of New Benson Hill Common Stock held by iSelect Fund — Argonautics, LLC, iSelect Fund — St. Louis, LLC, iSelect Fund B — St. Louis, LLC, iSelect Qualified Purchaser Fund, LLC, Millennium Trust Company (for the benefit of iSelect Qualified Purchase Fund), Millennium Trust Company (for the benefit of iSelect Fund B — St. Louis, LLC), Millennium Trust Company (for the benefit of iSelect Qualified Purchaser Fund, LLC) and iSelect Fund Management, LLC as of the Ownership Date. iSelect Fund Management, LLC is the manager of iSelect Fund — Argonautics, LLC, iSelect Fund — St. Louis, LLC, iSelect Fund B — St. Louis, LLC, iSelect Qualified Purchaser Fund, LLC, Millennium Trust Company (for the benefit of iSelect Qualified Purchase Fund), Millennium Trust Company (for the benefit of iSelect Fund B — St. Louis, LLC) and Millennium Trust Company (for the benefit of iSelect Qualified Purchaser Fund, LLC) and may be deemed to have beneficial ownership of the securities held directly by such entities. Michael Kime, Richard Imperiale, Carter Williams and Susan Slavik Williams are the board of managers of iSelect Fund Management, LLC and may be deemed to have or share beneficial ownership of the securities held directly by iSelect Fund Management, LLC. Each such entity or person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly. The address for iSelect Fund Management, LLC is 1401 S. Brentwood Blvd., Ste. 300, St. Louis, MO 63144.

(7)	Represents 11,402,218 shares of New Benson Hill Common Stock held by Argonautic Ventures Master SPC (for and on behalf of Argonautic Vertical Series Benson Hill SS Fund II SP) and Argonautic Ventures Master SPC (for and on behalf of Argonautic Vertical Series Benson Hill SS Funds II SP) as of the Ownership Date. Chiu Wing Nga Rita holds a direct or indirect interest in Argonautic Ventures Master SPC (for and on behalf of Argonautic Vertical Series Benson Hill SS Fund II SP) and Argonautic Ventures Master SPC (for and on behalf of Argonautic Vertical Series Benson Hill SS Funds II SP) and may be deemed to have beneficial ownership of the securities held directly by such entities. Ms. Chiu disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest she may have therein, directly or indirectly. The address for Argonautics Ventures Master SPC is P.O. Box 2705 Grand Cayman KYI-1103.

(8)	Represents 11,049,498 shares of New Benson Hill Common Stock held by Prelude Fund, LP as of the Ownership Date. Prelude Ventures LLC is the manager of Prelude Fund, LP and may be deemed to have beneficial ownership of the securities held directly by Prelude Fund, LP. Mark Cupta, Gabriel Kra and Tim Woodward are the managing directors of Prelude Ventures LLC and may be deemed to have or share beneficial ownership of the securities held directly by Prelude Fund LLC. Each such entity or person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly. The address for Prelude Fund, LP is One Ferry Building, Suite 300, San Francisco, CA 94111.

(9)	Represents 10,041,765 shares of New Benson Hill Common Stock held by S2G Ventures Fund I, L.P., S2G Ventures Fund II, L.P. and S2G Builders Food & Agriculture Fund III, L.P. (“S2G Fund III”) (together, “S2G Ventures”) as of the Ownership Date. Lukas T. Walton holds a direct or indirect interest in S2G Ventures Fund I, L.P., S2G Ventures Fund II, L.P. and S2G Fund III and may be deemed to have beneficial ownership of the securities held directly by such entities. Mr. Walton disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly. The address for S2G Ventures is PO Box 1860, Bentonville, AR 72712.

(10)	Represents 9,710,484 shares of New Benson Hill Common Stock held by Mercury Camelback Fund, LLC, Mercury Fund Affiliates III, L.P., Mercury Fund Ventures III, L.P. and Mercury Fund Partners III, L.P. as of the Ownership Date. Adrian Fortino, Blair Garrou, Aziz Gilani and Dan Watkins manage Mercury Camelback Fund, LLC, Mercury Fund Affiliates III, L.P., Mercury Fund Ventures III, L.P. and Mercury Fund Partners III, L.P. and may be deemed to have or share beneficial ownership of the securities held directly by such entities. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly. The address for Mercury is 3737 Buffalo Speedway, Suite 1750, Houston, TX 77098.

(11)	Represents 4,089,551 shares of New Benson Hill Common Stock and 1,290,360 shares of New Benson Hill Common Stock underlying New Benson Hill Options exercisable within sixty (60) days of the Ownership Date held by Mr. Crisp.

(12)	Represents 64,518 shares of New Benson Hill Common Stock underlying New Benson Hill Options exercisable within sixty (60) days of the Ownership Date held by Ms. Brunts.

(13)	Represents 311,837 shares of New Benson Hill Common Stock underlying New Benson Hill Options exercisable within sixty (60) days of the Ownership Date held by Mr. Jacobi.

(14)	Represents 215,060 shares of New Benson Hill Common Stock underlying New Benson Hill Options exercisable within sixty (60) days of the Ownership Date held by Ms. Elsner.
(15)	Represents 24,854 shares of New Benson Hill Common Stock and 43,012 shares of New Benson Hill Common Stock underlying New Benson Hill Options exercisable within sixty (60) days of the Ownership Date held by Mr. Lee.
(16)	Represents 64,518 shares of New Benson Hill Common Stock underlying New Benson Hill Options exercisable within sixty (60) days of the Ownership Date held by Ms. Whitley-Taylor.
(17)	Represents 80,648 shares of New Benson Hill Common Stock underlying New Benson Hill Options exercisable within sixty (60) days of the Ownership Date held by Mr. Bull.

Directors and Executive Officers

Information with respect to New Benson Hill’s directors and executive officers immediately after the Closing, including biographical information regarding these individuals, is set forth in the Proxy Statement/Prospectus in the section entitled “Management of Benson Hill After the Merger” beginning on page 138, which information is incorporated herein by reference.

In connection with the Closing, each of STPC’s directors prior to the Closing resigned from his or her respective position as a director of STPC, in each case effective as of the Effective Time of the Merger on September 29, 2021.

Effective as of immediately following the Closing, the Board appointed Mses. DeAnn Brunts, Adrienne Elsner, Molly Montgomery and Linda Whitley-Taylor and Messrs. Matthew Crisp, Daniel Jacobi, J. Stephan Dolezalek, David Lee and Craig Rohr to serve as directors of the Board, until the next annual meeting or until their successors have been duly elected and qualified, or until their earlier death, resignation, retirement or removal. Biographies of each of Mses. Brunts, Elsner and Whitley-Taylor and Messrs. Crisp, Jacobi, Dolezalek, Lee and Rohr are set forth in the Proxy Statement/Prospectus entitled “Management of Benson Hill After the Merger” beginning on page 138, which is incorporated by reference herein.

Molly Montgomery is joining the Board in connection with the closing of the Business Combination. Since January of 2020, Ms. Montgomery has been a member of the Board of Directors at Wilbur-Ellis Company, a family-owned business based in San Francisco. With revenues over $3.0 billion, Wilbur-Ellis is a leading international marketer, distributor and manufacturer of agricultural products, animal nutrients and chemicals. Since October 2020, Ms. Montgomery has served as Board Director of The Wine Group. The Wine Group is a management-owned company and the second largest wine producer in the US and third largest in the world. Since May 2020, Ms. Montgomery has served as a Board Director of Customer Made Meals, a private equity-owned company that delivers fresh, value-added protein appetizers and entrees to retail and club stores throughout the US. Since May 2020, Ms. Montgomery served or is serving as a Board Director of four SPACs, including Roth CH Acquisition I Co. (NASDAQ: ROTH) from May 2020 to March 2021, Roth CH Acquisition II Co. (NASDAQ: ROCC) from December 2020 to July 2021, Roth CH Acquisition III Co. (NASDAQ: ROCR) since March 2021, and Roth CH Acquisition IV Co. (NASDAQ: ROCG) since August 2021. Ms. Montgomery also serves as a strategic advisor to early-stage companies including Trace Genomics, Planted Places and Nuvve Holding (NASDAQ: NVVE). From 2009 to 2019, Ms. Montgomery served as an Executive Officer of Landec Corporation (NASDAQ: LNDC) and as Chief Executive Officer, President & Director from 2015 to 2019. Ms. Montgomery also served as Board Director for Windset Farms, one of the largest and most technologically advanced hydroponic greenhouse growers in North America, from 2018 to 2019, and as Board Director for Flower One Holding (CSE: FONE), the largest greenhouse grower and producer of cannabis in the State of Nevada for the 2020 calendar year. Prior to Landec, from 2006 to 2009, Ms. Montgomery served as VP of Global Marketing and Business Development at Ashland Chemical. Ms. Montgomery has also been an executive in two software companies and held additional positions in strategy, marketing, engineering and operations in other chemical, pharmaceutical and consumer product companies. Ms. Montgomery holds a BES and MEng in Chemical Engineering from the University of Louisville and an MBA from Harvard Business School.

In connection with the consummation of the Merger, on the Closing Date, Mr. Matthew Crisp was appointed to serve as New Benson Hill’s Chief Executive Officer, Ms. DeAnn Brunts was appointed to serve as New Benson Hill’s Chief Financial Officer, Mr. Yevgeny Fundler was appointed to serve as New Benson Hill’s Chief Legal Officer and Corporate Secretary, Mr. Jason Bull was appointed to serve as New Benson Hill’s Chief Technology Officer and Mr. Bruce Bennett was appointed to serve as New Benson Hill’s President, Ingredients.

In connection with the Closing, each of STPC’s executive officers prior to the Closing resigned from his position as an executive officer of STPC, in each case effective as of the Effective Time of the Merger on September 29, 2021.

Director Independence

The Board has determined that each of Mses. Elsner, Montgomery and Whitley-Taylor and Messrs. Jacobi, Dolezalek, Lee and Rohr are independent as defined in the New York Stock Exchange (the “NYSE”) listing standards and applicable SEC rules.

Committees of the Board of Directors

Messrs. Lee, Jacobi and Rohr will serve as members of the audit and risk committee of the Board, with Mr. Lee serving as its chairperson. Mses. Whitley-Taylor and Elsner and Mr. Dolazalek will serve as members of the compensation committee of the Board, with Ms. Whitley-Taylor serving as its chairperson. Mses. Elsener and Montgomery and Mr. Dolazalek will serve as members of the sustainability and governance committee of the Board, with Ms. Montgomery serving as its chairperson.

Information with respect to New Benson Hill’s audit and risk committee, compensation committee and sustainability and governance committee is set forth in the Proxy Statement/Prospectus in the section entitled “Management of Benson Hill after the Merger—Committees of the Board of Directors” beginning on page 145 of the Proxy Statement/Prospectus, which information is incorporated herein by reference.

Executive Compensation

The disclosure set forth in the “Introductory Note” above is incorporated herein by reference.

The compensation for STPC’s executive officers before the Closing is described in the Proxy Statement/Prospectus in the section entitled “Management of STPC⸺Executive Compensation and Director Compensation” beginning on page 83, which information is incorporated herein by reference. The compensation of the named executive officers of New Benson Hill is set forth in the Proxy Statement/Prospectus in the section entitled “Executive and Director Compensation of Benson Hill” beginning on page 104, which information is incorporated herein by reference. The general compensation programs of New Benson Hill’s executive officers after the Merger are described in the section of the Proxy Statement/Prospectus entitled “Management of Benson Hill After the Merger—Officer and Director Compensation” beginning on page 142, which information is incorporated herein by reference.

The Incentive Plan was approved by New Benson Hill’s stockholders at the Special Meeting. A description of the Incentive Plan is set forth in the section of the Proxy Statement/Prospectus entitled “Proposal No. 7—The Incentive Plan Proposal” beginning on page 197 and is incorporated herein by reference. A copy of the full text of the Incentive Plan is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.

New Employment Agreements

Following the Merger, certain executive officers of New Benson Hill entered into employment agreements with New Benson Hill. Such agreements are referred to herein as the “New Employment Agreements,” and the material terms of these agreements are summarized below. The New Employment Agreements were effective upon the consummation of the Merger. Each New Employment Agreement sets forth the position in which the executive officer will serve, with Mr. Crisp serving as the Chief Executive Officer of New Benson Hill, Ms. Brunts serving as the Chief Financial Officer of New Benson Hill, Mr. Bull serving as the Chief Technology Officer of New Benson Hill and Mr. Bennett serving as the President, Ingredients of New Benson Hill. The agreements also set forth each executive officer’s annual base salary, with Mr. Crisp entitled to receive $575,000 per year, Ms. Brunts entitled to receive $500,000 per year, Mr. Bull entitled to receive $410,000 per year, and Mr. Bennett entitled to receive $425,000 per year. With respect to annual cash bonuses, each executive officer is eligible to receive an annual cash bonus, with a target amount determined as a percentage of his or her annual base salary, and determined based on achievement of certain performance goals set by the compensation committee of the Board and subject to other terms and conditions of the New Employment Agreements. The New Employment Agreements provide for the following cash bonus targets percentages: 125% for Mr. Crisp and 50% for each of Ms. Brunts and Messrs. Bull and Bennett.

The New Executive Agreements further provide that such executive officer is eligible to participate in the Incentive Plan and that any stock-based awards will be awarded in future years under the Incentive Plan. Subject to any additional terms or conditions under any future company equity award guidelines, long-term incentive plan or annual award agreement approved by New Benson Hill’s Board and the compensation committee of the Board, the New Employment Agreements provide that starting in 2022, each executive officer will be eligible to receive an incentive equity award under the Incentive Plan. The target annual equity award for the 2022 annual grant will have a grant date fair value equal to approximately 200% of base salary for Mr. Crisp and 75% of base salary for each of Ms. Brunts and Messrs. Bull and Bennett and each award will vest ratably on an annual basis over four years, beginning with the first anniversary of the award’s grant date and subject to each executive officer’s continued employment or service (as provided in the New Employment Agreements) with New Benson Hill through each applicable vesting date. In addition, in consideration for each executive officer entering into a New Employment Agreement, following the filing of the Form S-8 registration statement for the Incentive Plan, Mr. Crisp will receive a one -time equity award of 2,000,000 restricted stock units and Ms. Brunts and Messrs. Bull and Bennett will each receive 67,000 restricted stock units, in each case, subject to the executive officer’s continued employment or service (as provided in the New Employment Agreements) with New Benson Hill through the third anniversary of the Closing and certain performance-based vesting conditions generally based on the achievement of various 30-day volume-weighted average price per share of New Benson Hill Common Stock hurdles. Under Mr. Bennett’s New Employment Agreement, he is also eligible for a one-time sign-on equity award of 63,000 restricted stock units following the Closing, which will vest in four equal installments on each of the first four anniversaries of the award’s grant date. For information regarding the Incentive Plan governing these grants of awards, see “Proposal No. 7—The Incentive Plan Proposal” beginning on page 197 of the Proxy Statement/Prospectus.

Under the New Employment Agreements, each executive officer will be eligible to participate in all benefit plans and programs of New Benson Hill available to similarly situated executives of New Benson Hill, subject to the terms and conditions of such plans and programs as in effect from time to time. Under the New Employment Agreements, each of the executive officers will be eligible to receive severance payments and benefits in connection with certain qualifying terminations of employment, as well as enhanced severance payments and benefits if such qualifying terminations of employment occur within 12 months following a “Change in Control” (as defined in the Incentive Plan).

The foregoing description of the New Employment Agreements is qualified in its entirety by the full text of each of the New Employment Agreements, copies of which are attached hereto as Exhibits 10.6, 10.7, 10.8 and 10.9 are incorporated herein by reference.

Director Compensation

Information relating to director compensation following the Merger is described in the Proxy Statement/Prospectus in the section entitled “Management of New Benson Hill After the Merger—Officer and Director Compensation—Director Compensation” beginning on page 145, which information is incorporated herein by reference.

Certain Relationships and Related Party Transactions

Certain relationships and related party transactions of New Benson Hill are described in the Proxy Statement/ Prospectus in the section entitled “Certain Relationships and Related Party Transactions” beginning on page 240 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Legal Proceedings

From time to time, New Benson Hill and its subsidiaries may become involved in additional legal proceedings arising in the ordinary course of our business. New Benson Hill and its subsidiaries have been and continue to be involved in legal proceedings that arise in the ordinary course of business, the outcome of which, if determined adversely to New Benson Hill or any of its subsidiaries, would not individually or in the aggregate have a material adverse effect on New Benson Hill’s business, financial condition and results of operations.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Holders

STPC’s Class A common stock, public warrants and units (“STPC Units”) (each STPC Unit consisting of one share of STPC’s Class A common stock and one-fourth of one public warrant) were historically quoted on the NYSE under the symbols “STPC,” “STPC WS” and “STPC.U” respectively. On the Closing Date, the STPC Units automatically separated into the component securities and, as a result, no longer trade as a separate security. On September 30, 2021, the New Benson Hill Common Stock and public warrants began trading on the NYSE under the new trading symbols of “BHIL” and “BHIL WS,” respectively.

As of the Closing Date and following the completion of the Merger, New Benson Hill had approximately 178,041,304 shares of New Benson Hill Common Stock issued and outstanding held of record by approximately 225 holders and warrants to purchase approximately 18,015,697 shares of New Benson Hill Common Stock, held of record by 4 holders. Such numbers do not include Depository Trust Company participants or beneficial owners holding shares through nominee names.

Dividends

New Benson Hill has not paid any cash dividends on New Benson Hill Common Stock to date. New Benson Hill may retain future earnings, if any, for future operations, expansion and debt repayment and has no current plans to pay cash dividends for the foreseeable future. Any decision to declare and pay dividends in the future will be made at the discretion of the Board and will depend on, among other things, New Benson Hill’s results of operations, financial condition, cash requirements, contractual restrictions and other factors that the Board may deem relevant. In addition, New Benson Hill’s ability to pay dividends may be limited by covenants of any existing and future outstanding indebtedness New Benson Hill or its subsidiaries incur. New Benson Hill does not anticipate declaring any cash dividends to holders of New Benson Hill Common Stock in the foreseeable future.

Recent Sales of Unregistered Securities

The disclosure set forth in the “Introductory Note” above is incorporated herein by reference.

The PIPE Shares issued in connection with the PIPE Agreements have not been registered under the Securities Act, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Description of Registrant’s Securities to be Registered

Common Stock

A description of New Benson Hill Common Stock is included in the Proxy Statement/Prospectus in the section entitled “Description of New Benson Hill Capital Stock—Common Stock” beginning on page 232 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Warrants

A description of New Benson Hill’s warrants is included in New Benson Hill’s Proxy Statement/Prospectus in the section entitled “Description of New Benson Hill Capital Stock—Redeemable Warrants” beginning on page 232 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Indemnification of Directors and Officers

A description of New Benson Hill’s indemnification obligations in respect of its directors and officers is included in the Proxy Statement/Prospectus in the section entitled “The Merger Agreement—Covenants and Agreements—Indemnification and Directors’ and Officers’ Insurance” beginning on page 180 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Financial Statements and Supplementary Data

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The description of the PIPE Agreements set forth above under “Introductory Note” of this Current Report on Form 8-K is incorporated herein by reference.

The information regarding unregistered sales of equity securities set forth under “Item 2.01 Completion of Acquisition or Disposition of Assets⸺Recent Sales of Unregistered Securities” in this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

On the Closing Date, STPC filed the Second Amended and Restated Certificate of Incorporation of New Benson Hill (the “A&R Certificate”) with the Secretary of State of the State of Delaware. The material terms of the A&R Certificate and the general effect upon the rights of holders of New Benson Hill’s capital stock are described in the sections of the Proxy Statement/Prospectus entitled “Proposals No. 2 Through No. 5—The Charter Proposals” beginning on page 192 of the Proxy Statement/Prospectus, which information is incorporated herein by reference. A copy of the A&R Certificate is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In addition, upon the Closing, pursuant to the terms of the Merger Agreement, New Benson Hill amended and restated its bylaws. A copy of New Benson Hill’s Amended and Restated Bylaws is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.01 Changes in Control of the Registrant

The information set forth above under “Introductory Note” and in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Incentive Plan

The information set forth under the heading “Incentive Plan” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Directors and Executive Officers

The information regarding New Benson Hill’s directors and executive officers set forth under the headings “Directors and Executive Officers,” “Director Compensation” and “Executive Compensation” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On October 4, 2021, the Company issued a press release announcing updates on upcoming disclosures, including the filing of this Current Report on Form 8-K, the commemoration of the closing of the Merger with a traditional bell ringing ceremony at the NYSE on October 5, 2021 and an earnings call related to the third quarter results to be held on November 15, 2021. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated by reference herein.

The information contained in Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The historical audited financial statements of STPC as of December 31, 2020 and for the period from October 8, 20210 (inception) to December 31, 2020 and the related notes are included in the Annual Report on Form 10-K filed by STPC on March 31, 2021 beginning on page F-1 of the Annual Report on Form 10-K and are incorporated herein by reference. The historical unaudited condensed consolidated financial statements of STPC as of and for the six months ended June 30, 2021 and the related notes are included in the Quarterly Report on Form 10-Q filed by STPC on August 10, 2021 beginning on page 2 of the Quarterly Report on Form 10-Q and are incorporated herein by reference.

The historical audited financial statements of Benson Hill as of December 31, 2020 and 2019 and for the three years ended December 31, 2021 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-37 of the Proxy Statement/Prospectus and are incorporated herein by reference. The historical unaudited condensed consolidated financial statements of Benson Hill as of June 30, 2021 and for the three and six months ended June 30, 2021 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-72 of the Proxy Statement/Prospectus and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma combined financial information of New Benson Hill as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020 and is set forth in Exhibit 99.1 hereto and is incorporated by reference herein.

(c) Exhibits

Exhibit Index

Exhibit No.	Description
2.1+	Agreement and Plan of Merger, dated as of May 8, 2021 (incorporated by reference to Annex A to the Registrant’s Proxy Statement/Prospectus filed by the Registrant on September 2, 2021).
3.1*	Second Amended and Restated Certificate of Incorporation of New Benson Hill, dated September 29, 2021.
3.2*	Amended and Restated By-Laws of New Benson Hill, dated September 29, 2021.
4.1*	Form of Common Stock Certificate.
4.2*	Form of Warrant Certificate.
4.3	Warrant Agreement, dated January 8, 2021, by and between the Registrant and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K (File No. 001-39835) filed by the Registrant on January 8, 2021).
10.1	Form of Subscription Agreement (incorporated by reference to Annex E to the Registrant’s definitive Proxy Statement/Prospectus, filed by the Registrant on September 2, 2021).
10.2*	Escrow Agreement, dated as of September 29, 2021 by and among Benson Hill, Inc., Shareholder Representative Services LLC, and Continental Stock Transfer & Trust Company.
10.3	Form of Investor Rights Agreement (incorporated by reference to Annex C to the Registrant’s definitive Proxy Statement/Prospectus, filed by the Registrant on September 2, 2021).
10.4	Form of Lock-Up Agreement (incorporated by reference to Annex H to the Registrant’s definitive Proxy Statement/Prospectus, filed by the Registrant on September 2, 2021).
10.5	Benson Hill, Inc. 2021 Omnibus Incentive Plan (incorporated by reference to Annex I to the Registrant’s definitive Proxy Statement/Prospectus, filed by the Registrant on September 2, 2021).
10.6#	Form of Employment Agreement by and between Benson Hill, Inc. and Matthew B. Crisp (incorporated by reference to Exhibit 10.10 to the Amendment No. 4 to Registration Statement on Form S-4 (File No. 333-256161) filed by the Registrant on August 30, 2021).
10.7#	Form of Employment Agreement by and between Benson Hill, Inc. and DeAnn Brunts (incorporated by reference to Exhibit 10.11 to the Amendment No. 4 to Registration Statement on Form S-4 (File No. 333-256161) filed by the Registrant on August 30, 2021).
10.8#	Form of Employment Agreement by and between Benson Hill, Inc. and Jason Bull (incorporated by reference to Exhibit 10.12 to the Amendment No. 4 to Registration Statement on Form S-4 (File No. 333-256161) filed by the Registrant on August 30, 2021).
10.9#	Form of Employment Agreement by and between Benson Hill, Inc. and Bruce Bennett (incorporated by reference to Exhibit 10.13 to the Amendment No. 4 to Registration Statement on Form S-4 (File No. 333-256161) filed by the Registrant on August 30, 2021).
10.10#	Form of Indemnification Agreement.
21.1*	Subsidiaries of New Benson Hill.
99.1*	Unaudited Pro Forma Combined Financial Information of New Benson Hill as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020.
99.2*	Press Release, dated October 4, 2021.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

*	Filed herewith.

+	The schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

#	Indicates management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENSON HILL, INC.

By:	/s/ DeAnn Brunts
	Name:	DeAnn Brunts
	Title:	Chief Financial Officer

Date: October 5, 2021